UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2010

RBC Life Sciences, Inc.
(Exact name of registrant as specified in its charter)

NEVADA	000-50417	91-2015186
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2301 CROWN COURT, IRVING, TEXAS	75038
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	972-893-4000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.

On March 11, 2010, RBC Life Sciences, Inc. issued a press release announcing its financial results for the year ended December 31, 2009.  A copy of the press release is being furnished as Exhibit 99.1 to this Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, this information, including the exhibit related hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any disclosure document of the Company, except as shall be expressly set forth by specific reference in such document.

Item 9.01  Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press release dated March 11, 2010 announcing financial results for the year ended December 31, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 11, 2010

RBC Life Sciences, Inc.

	By:	/s/ Steven E. Brown
Name: Steven E. Brown
Title: Chief Financial Officer

Exhibit Index

Exhibit Number	Description

99.1	Press release dated March 11, 2010 announcing financial results for the year ended December 31, 2009